Exhibit 99.3

Olive.com, the Unrivaled Leader in Payment Services and Online Vehicle Protection Plans,
to Go Public in Business Combination with MDH Acquisition Corp.

Strong and profitable company takes logical next step to accelerate growth into $260 billion market

●	Unrivaled Market Leader. PayLink Direct, an industry leading payment services provider that currently has the largest market share, and Olive.com, a leading digital vehicle protection plan platform, will become public as Olive Ventures Holdings, Inc. The company will be known as Olive.com, the name of the existing digital platform.

●	High-Growth Digital Platform with Highly Profitable Payments Services Division. Olive.com has grown rapidly with 144.5% growth in net premium over the last four quarters, and PayLink Direct has a 15-year track record of profitability. The combined business generated 2020 Adjusted EBITDA of $35.5 million and net income of $13.5 million.

●	$260 Billion and Growing Total Addressable Market (TAM) Opportunity. Megatrends of extended auto ownership before, during and coming out of the pandemic provide strong tailwinds to Olive.com.

●	Strong Investor Base with Aligned Interests. Early PayLink Direct and Olive.com investors, affiliates of funds managed by affiliates of Fortress Investment Group and Milestone Partners, to rollover 100% of their common equity interests into the new public company. MDH Acquisition Corp.’s (“MDH”) sponsor will tie a substantial portion of its economic interests to Olive.com’s future performance.

●	Old Republic Insurance and Ally Financial Inc. join as strategic partners.

●	MDH Executive Chairman Franklin McLarty to become Chairman of Olive.com.

CHICAGO, IL –– July 21, 2021: PayLink Direct and Olive.com, affiliated businesses and leaders in payment services and online vehicle protection plans, today announced that they will go public in a business combination with MDH Acquisition Corp. (NYSE: MDH).

The new public company, Olive.com, will be a combination of two proven growth platforms: Olive.com’s current digital vehicle protection plan platform and PayLink Direct’s current industry leading payment services operation. PayLink Direct, founded in 2006 by CEO Rebecca Howard, has a 15-year track record of profitability and will become a division of Olive.com. The company continues to grow with over 345,000 new customers on the combined platform in 2020 and expects to have approximately 850,000 new customers by 2023.

Upon completion of the business combination, CEO Rebecca Howard will become CEO of the new public company and MDH’s Executive Chairman, Franklin McLarty, a proven business builder with deep experience in the automotive and transportation sectors, will become its Chairman. Upon the close of the proposed transaction, the combined company will be named Olive Ventures Holdings, Inc. and be called Olive.com. It will be listed on the NYSE under the ticker symbol “OLV.”

With a heritage rooted in America’s Heartland, Olive.com will serve the vehicle protection plan needs of customers across the U.S. and Canada. This proposed transaction represents the logical next step in Olive.com’s growth journey, providing access to capital to fuel growth, increase long-term profitability and extend its leadership in the payment services and vehicle protection market.

The proposed transaction values Olive.com at an initial pro-forma enterprise value of approximately $960 million. Following the completion of the business combination, the cash in trust and the investment from PIPE investors will allow Olive.com to expand and continue to deliver its product offerings to a growing $260 billion addressable market -- including 280 million total cars on the road today, 87 million of which are between 6-12 years old. Research shows that the average age of a car on the road hit a record high of 12.1 years during the pandemic, with 25% of cars aged 16 years or older. This trend is expected to continue, and an increasingly aged fleet will drive the need for vehicle service and mechanical breakdown coverage. Olive.com provides an essential product for consumers at a time when at least 33% of car owners could not afford $500 to $600 in automotive repairs and 60% would have difficulty covering a $1,000 repair expense.

Strong Investor Alignment of Interests. Olive.com has a strong base of strategic investor support. Both MDH Acquisition Corp. and the strategic investors leading this transaction are strong believers in the significant future growth potential of Olive.com and have taken action to ensure their interests are fully aligned with future shareholders. Olive.com is backed by proven strategic investors including investment funds managed by affiliates of Fortress Investment Group and Milestone Partners. These investors believe in Olive.com’s strong growth potential and therefore have agreed to roll forward 100% of their current common equity interests into the new public company. To demonstrate its long-term commitment to generating strong growth at Olive.com, MDH’s sponsor has also committed to tie a substantial portion of its equity interests to an earnout based on Olive.com’s performance. In addition, Old Republic Insurance and Ally Financial have become strategic partners because they have a strong belief in Olive.com’s growth thesis.

Rebecca Howard, Founder and CEO of Olive.com, said, “We are excited about the next phase of our growth journey and could not have found a better suited partner for this public company journey than the exceptional MDH team. We will continue our relentless focus on reaching consumers on their terms, and on serving vehicle owners and our valued business to business clients across the U.S. and Canada with our industry leading sales, marketing and payment solutions. We are growing our business by putting the needs of consumers first and empowering them to find affordable, transparent and user-friendly solutions for vehicle protection plans. I am so honored to lead our team of dedicated professionals who are deeply committed to our values and mission to help consumers find the solutions they need.”

Franklin McLarty, Executive Chairman of MDH Acquisition Corp., said, “Earlier this year, we set out to find a profitable company in the U.S. Heartland that had unrecognized value, with room to grow, a world-class management team and leadership in a sector where MDH has deep expertise and relationships. We found each of these attributes in Olive.com. Rebecca and her team have brought a highly differentiated offering to market and have already achieved tremendous success. The team has a significant addressable market and a material opportunity to more efficiently consolidate and service the space for years to come given the market megatrends. Olive.com operates in the automotive industry, an industry where my family has over 100 years of proven leadership experience, and we look forward to leveraging our knowledge and business expertise to support Olive.com’s continued growth. I’m honored to become Chairman of this exciting growth company.”

David King, Managing Director at Fortress Investment Group, said, “Fortress very early on recognized this company’s disruptive potential and powerful consumer value proposition. We’ve been proud to partner with Olive.com as they have become the unrivaled market leader, and we are strong believers in the company’s future growth potential and investment thesis.”

Adam Curtin, Partner at Milestone Partners, said, “Milestone is very excited to continue its partnership with management and Fortress in backing Olive.com during this next phase of growth. Since our initial investment in 2014, we have valued and supported Rebecca’s vision for the business and entrepreneurial tenacity in providing consumers with best-in-class vehicle protection, affordable payment plans and excellent customer service, all made possible by Olive.com’s proprietary technology. We are pleased to add MDH, Old Republic and Ally Financial to the Olive.com family.”

Craig R. Smiddy, President & CEO at Old Republic, said, “Old Republic Insured Automotive Services is a market leader in the vehicle service industry. With almost 30 years of experience, we recognize that Rebecca and her team have created powerful and differentiated capabilities that complement our platform. We look forward to strengthening this relationship as we continue to pursue our growth strategy.”

About Olive.com:

Olive.com, the leader in payment services and online vehicle protection plans, was built to give customers peace of mind. Vehicle protection plans cover mechanical failure of the vehicle after the manufacturer’s warranty has expired. Olive.com’s digital platform has created a wave of new consumer buyers to the vehicle protection plan market with over 59% of its customers being first time buyers. Consumers are now able to buy a vehicle protection plan, on their own terms and in the comfort of their home through Olive.com. This digital platform lets consumers buy direct, with no pressure, the way they want to buy, giving them an assortment of coverage and deductible options that are convenient and fit their budget. Olive.com provides consumers products that are approachable, affordable, transparent and user-friendly – real choice, all digital at any time day or night.

As a customer-informed product provider, Olive.com seeks to offer the best coverage for car owners. Olive.com’s products, customer service, and reputation for excellence have earned it an A+ rating with the Better Business Bureau (BBB) and partnerships with leading insurance companies and globally recognized brands. With no inspection or waiting period, and plans for every budget, Olive.com is in the business of helping people live life covered. PayLink Direct, the payment services division of Olive.com, is one of the largest financial service providers of payment plan programs and transaction processing. It is a leading financial services company that specializes in providing interest-free payment plans for the purchase of service contracts for vehicles, RVs, homes, commercial trucks and other products. Since the company’s inception in 2006, PayLink’s high performing infrastructure has processed four million service contracts and originated $11 billion in receivables.

A must-have product for consumers. Vehicle protection plans are no longer a nice-to-have; they are a must-have. Thirty-three percent of adults cannot afford $500 to $600 in automotive repairs and 60% would have difficulty covering a $1,000 expense. When consumers pay for vehicle protection plans at the dealer, they pay retail rates. Olive.com is addressing the vehicle protection market through payment services and its consumer-friendly digital platform. The company combines a profitable payment services platform with a next generation digital platform to sell and tailor vehicle protection plans in a way that resonates with today’s consumer preferences.

Large, underserved and growing market. The company operates in a significantly underserved market, and there is room to grow. An increasingly aged fleet will drive the need for vehicle protection plans. Today in the U.S., there are approximately 280 million vehicles in operation. Consumers are keeping cars longer, while repair costs keep growing. Olive.com’s sweet spot is vehicles between 6-12 years old, which corresponds with the average 7-year ownership of cars in the United States. That number alone amounts to 31% -- or 87 million vehicles, and management estimates less than 10% of those 87 million car owners have coverage. Olive.com has a TAM of $260 billion, and this addressable market is growing.

About MDH Acquisition Corp.:

MDH Acquisition Corp. (NYSE: MDH) was formed with the goal of accelerating the growth of a private company that is well capitalized, profitable and ready to become a publicly traded company. MDH focuses on industries that complement the management team’s background and proven business-building abilities. Given the operational experience of the management team, MDH focuses geographically, by pursuing opportunities located in the U.S. Heartland. MDH is led by Executive Chairman Franklin McLarty, Vice Chairman Jim Wilkinson, CEO Beau Blair and CFO Brent Whittington.

Transaction Summary:

On July 21, 2021, MDH entered into a definitive agreement to combine with Olive.com. The business combination values Olive.com at a pro forma enterprise value of approximately $960 million, which represents approximately 2.3x 2023 estimated revenue and 6.4x 2023 estimated Adjusted EBITDA. A total of up to approximately $291 million in proceeds from MDH’s trust account, including $15 million in PIPE investment, will be used, among other things, to pay down certain existing debt of PayLink Direct and Olive.com, redeem preferred units, purchase common stock of the new public company, pay transaction expenses and to capitalize the new public company’s balance sheet.

Existing shareholders of PayLink Direct and Olive.com are expected to own approximately 74% of the equity of the new combined company following the consummation of the proposed business combination.

The transaction, which has been unanimously approved by the Boards of Directors of PayLink Direct, Olive.com and MDH, is subject to approval by MDH's stockholders and other customary closing conditions.

Additional information about the proposed transaction, including a copy of the business combination agreement and investor presentation, will be provided in a Current Report on Form 8-K to be filed by MDH with the Securities and Exchange Commission (the “SEC”) and available at www.sec.gov.

Advisors:

Oppenheimer & Co. Inc. is serving as financial advisor to Olive.com. Keefe, Bruyette & Woods, Inc. (“KBW”) is serving as financial advisor to MDH.

Oppenheimer & Co. Inc. and KBW are serving as placement agents on the PIPE.

Stifel, Nicolaus & Company, Incorporated ("Stifel") and KBW are acting as capital markets advisors to MDH.

Shearman & Sterling LLP is acting as legal advisor to MDH. Kirkland & Ellis LLP is acting as legal advisor to Olive.com.

Stifel and Oppenheimer & Co. Inc. acted as joint bookrunning managers for MDH’s initial public offering.

Investor Presentation:

Olive.com CEO Rebecca Howard, Olive.com President and COO Justin Thomas and MDH Executive Chairman Franklin McLarty have posted an investor presentation and recorded investor overview which can be found on the investor relations website at www.olive.com as well as on MDH Acquisition Corp.'s website at https://www.mclartydiversified.com. A copy of the investor presentation and transcript of overview will also be filed by MDH with the SEC as exhibits to Form 8-K.

Non-GAAP Financial Measures:

This press release includes certain non-GAAP financial measures, including Adjusted EBITDA. EBITDA is defined as net income plus interest expense, income tax expense, depreciation and amortization. Adjusted EBITDA is defined as EBITDA and certain adjustments, plus onetime non-recurring items. These financial measures are not prepared in accordance with accounting principles generally accepted in the United States and may be different from non-GAAP financial measures used by other companies. MDH and Olive.com believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. These non-GAAP measures with comparable names should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. For more information and a reconciliation of Adjusted EBITDA to the most directly comparable measure calculated in accordance with GAAP, please refer to the investor presentation filed by MDH with the SEC as an exhibit to Form 8-K.

Forward-Looking Statements:

Certain statements made in this press release, and oral statements made from time to time by representatives of MDH and Olive.com, are “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Statements regarding the potential combination and expectations regarding the combined business are forward-looking statements. In addition, words such as “estimates,” “projects,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “would,” “should,” “future,” “propose,” “target,” “goal,” “objective,” “outlook” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the control of the parties, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements.

In addition to factors previously disclosed in MDH’s reports filed with the SEC, including its registration statement on Form S-1 filed in connection with its initial public offering, and those identified elsewhere in this communication, important factors that could cause actual results and outcomes to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) the inability of the parties to complete the contemplated transactions involving MDH and Olive.com (the “Business Combination”) on the anticipated timeframe or at all; (ii) the outcome of any legal proceedings that may be instituted against MDH or Olive.com following the announcement of the agreement and plan of merger for the Business Combination (the "Merger Agreement"); (iii) the risk that requisite regulatory, corporate and other approvals, including the approval of MDH stockholders, and consents for the Business Combination are not obtained or are delayed; (iv) the inability to recognize the anticipated benefits of the proposed Business Combination; (v) unexpected costs resulting from the Business Combination; (vi) changes in general economic conditions, including as a result of the COVID-19 pandemic; (vii) regulatory conditions and developments; (viii) changes in applicable laws or regulations; and (ix) other risks and uncertainties indicated from time to time in the Registration Statement (as defined below) relating to the Business Combination, including those under "Risk Factors" therein, and in MDH’s other filings with the SEC. The foregoing list of factors is not exclusive. Forward-looking statements speak only as of the date they are made, and neither Olive.com nor MDH undertakes any obligation, and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports, which MDH has filed or will file from time to time with the SEC.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information:

In connection with the proposed business combination, PayLink Holdings, Inc.’s wholly owned subsidiary, Olive Ventures Holdings, Inc. (“PubCo”) intends to file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 (the “Registration Statement”), which will include a proxy statement/prospectus, and certain other related documents, which will be both the proxy statement to be distributed to holders of shares of MDH’s common stock in connection with its solicitation of proxies for the vote by MDH’s stockholders with respect to the proposed business combination and other matters as may be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities of PubCo to be issued in the business combination. MDH’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus included in the Registration Statement and the amendments thereto and the definitive proxy statement/prospectus, as these materials will contain important information about the parties to the Merger Agreement, MDH and the Business Combination. After the Registration Statement is declared effective, the definitive proxy statement/prospectus will be mailed to stockholders of MDH as of a record date established for voting on the Business Combination and other matters as may be described in the Registration Statement. Stockholders will also be able to obtain copies of the proxy statement/prospectus and other documents filed with the SEC that will be incorporated by reference in the proxy statement/prospectus, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: MDH Acquisition Corp, 600 N. Carroll Ave., Suite 100, Southlake, TX 76092, Attention: Chief Executive Officer.

Participants in the Solicitation:

MDH, PubCo., Olive.com, PayLink Direct and their respective directors and executive officers may be deemed participants in the solicitation of proxies from MDH’s stockholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in MDH are contained in MDH’s final prospectus dated February 1, 2021 relating to its initial public offering and in MDH’s subsequent filings with the SEC, and are available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to: MDH Acquisition Corp, 600 N. Carroll Ave., Suite 100, Southlake, TX 76092, Attention: Chief Executive Officer. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed business combination when available.

Contact information:

Media:

press@olive.com

917-991-6308

Investor Relations:

investors@olive.com

646-407-2781